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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    October 18, 2006
                                                         -----------------------

                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

        000-22903                                          38-2312018
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(Commission File Number)                       (IRS Employer Identification No.)

             525 E. Big Beaver Road, Suite 300, Troy, Michigan 48083
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               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2006, Syntel, Inc. (the "Company") issued a press release announcing results of operations and related financial information for the third quarter ended September 30, 2006. A copy of the press release is attached to this Report as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered "filed" under the Exchange Act or incorporates it by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

        Exhibit
        Number
        -------
        99.1          Press Release dated October 18, 2006.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Syntel, Inc.
                                     -------------------------------------------
                                                      (Registrant)


Date  October 18, 2006               By        /s/ Daniel M. Moore
      -----------------------             --------------------------------------
                                          Daniel M. Moore, Chief Administrative
                                          Officer


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EXHIBIT INDEX


Exhibit No.           Description
99.1                  Press Release dated October 18, 2006.


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